SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                         June 18, 1996


                 AMRESCO Residential Securities Corporation
            (on   behalf   of   AMRESCO  Residential   Securities
                 Corporation Mortgage Loan Trust 1996-3)
     (Exact name of registrant as specified in its charter)


       New York                    33-99346             Pending
(State or Other Jurisdiction)    (Commission        (I.R.S. Employer
   of Incorporation)            File   Number)     Identification No.)


    c/o Bankers Trust Company of California, N.A.
           3 Park Plaza, 16th Floor
                  Irvine, CA                               92714
           (Address  of Principal                        (Zip Code)
               Executive Offices)


     Registrant's telephone number, including area code (909) 605-7600


                           No Change
 (Former name or former address, if changed since last report)


Exhibit index located on sequentially numbered page 4

Page 1

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Item  7.   Financial Statements, Pro Forma Financial  Information
and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

               99.1 Consent Letter of Independent Accountants provided by Coopers & Lybrand L.L.P., dated June 12, 1996 concerning the inclusion of financial statement audits in the Registrant's Prospectus Supplement to its Prospectus dated June 18, 1996.


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                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor


                    By:    /s/ Ronald B. Kirkland
                         Name:     Ronald B. Kirkland
                         Title:    Chief Financial Officer and
                                   Chief Accounting Officer


Dated:  June 18, 1996

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                         EXHIBIT INDEX

  Exhibit No.     Description                            Page No.
      99.1        Consent Letter of Independent
                  Accountants provided by Coopers &
                  Lybrand L.L.P., dated June 12, 1996
                  concerning the inclusion of
                  financial statement audits in the         5
                  Registrant's Prospectus Supplement
                  to its Prospectus dated June 18,
                  1996.

Page 4
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